Exhibit 99.1

MIDWEST IDEAS 2023 CONFERENCE AUGUST 24

FACT SHEET The World Leader in Towing and Recovery Equipment. Miller Industries is the world’s largest manufacturer of towing and recovery equipment and markets its towing and recovery equipment under a number of well-recognized brands, including Century, Vulcan, Chevron, Holmes, Jigé, and Boniface. There are approximately 74 distributor locations in North America, who serve all 50 states, Canada & Mexico, and approximately 50 distributors that serve other foreign markets. Each of the Company’s brands has a well established, distinct product image and corresponding customer loyalty. Since 1990 Miller Industries has developed or acquired several of the most well recognized brands in the highly fragmented towing and recovery industry. During this period, management has strengthened the Company’s distributor network, increased production capacity, achieved cost savings and improved manufacturing efficiencies and product design. Miller Industries offers a broad range of products that meet most customer design, capacity, and cost requirements. The Company manufactures the bodies of wreckers and car carriers, which are installed on truck chassis manufactured by third parties. Wreckers generally are used to recover and tow disabled vehicles and other equipment, and range in type from the conventional tow truck to large recovery vehicles with rotating hydraulic booms and 100-ton lifting capacities. Car carriers are specialized flatbed vehicles with hydraulic tilt mechanisms that enable a towing operator to drive or winch a vehicle onto the bed for transport. Car carriers transport new or disabled vehicles and other equipment and are particularly effective over long distances. The company also manufactures a line of transport trailers. Our continued success in the future will rely heavily on sensitivity to our customers’ needs and our quality in construction and design of our products. With these attributes, Miller Industries will continue to be the acknowledged leader in the towing and recovery industry. CORPORATE SUMMARY MISSION STATEMENT Miller Industries is the global leader in towing and recovery equipment, manufacturing and servicing the highest quality and most innovative products. Our mission is to create superior value for our end-users, distributors, suppliers, employees, and shareholders. CORE VALUES • Customer Satisfaction • Innovation • Integrity • Quality • Dedication NYSE: MLR FINANCIAL OVERVIEW 6M 2023 Revenue: $582.5m Gross Margin: $70.3m (12.1%) Net Income: $24.1m (4.1%) EPS: $2.10 FACILITIES Ooltewah, TN Athens, TN Greeneville, TN Hermitage, PA Lorraine, France Thetford, Egland

EXECUTIVE BIO The World Leader in Towing and Recovery Equipment. NYSE: MLR William G. Miller, II has served as a director since May 2014, our Chief Executive Officer since March 2022 and President since March 2011, after serving as Co-Chief Executive Officer from December 2013 to March 2022 and as a Regional Vice President of Sales of Miller Industries Towing Equipment Inc. from November 2009 to February 2011. Mr. Miller II also served as Vice President of Strategic Planning of the Company from October 2007 until November 2009, as Light-Duty General Manager from November 2004 to October 2007, and as a Sales Representative of Miller Industries Towing Equipment Inc. from 2002 to 2004. Deborah L. Whitmire has served as a director since February 2020, our Executive Vice President, Chief Financial Officer and Treasurer since January 2017, after serving as our Vice President and Corporate Controller from January 2014 to December 2016 and Corporate Controller to Miller Industries Towing Equipment Inc. from March 2005 to January 2014. From April 2000 to March 2005, Mrs. Whitmire also served as Director of Finance – Manufacturing to Miller Industries Towing Equipment Inc. In addition, Mrs. Whitmire served as Controller to Miller Industries Towing Equipment Inc. from October 1997 to April 2000 and Accounting Manager to Miller Industries Towing Equipment Inc. from October 1996 to October 1997.

PRODUCT SUMMARY The World Leader in Towing and Recovery Equipment. NYSE: MLR LIGHT-DUTY Vulcan 812 Intruder II Century 12-Series LCG CAR CARRIER Miller Industries brings a whole new dimension to transport with the 12 Series LCG™ (Low Center of Gravity) carrier. The patented design lowers the deck height 5" – 6" over conventional carriers. The lower height allows for the transport of taller loads, such as forklifts or man-lifts, that may be over-height on a conventional carrier and also provides better stability during transport. The Vulcan 812 and Century Express 300 have been the most popular choices in the industry over the past decade for private property, repossession and commercial towers. But in an effort to improve upon an already great product, Miller Industries’ engineers surveyed operators on what features were important to them. The result is increased rear visibility between the boom and tailboard for easier hook ups, a new hose tracking system for longer life and easier maintenance and your choice of several handheld controllers to suit what the operator is most comfortable with. Other changes include a total redesigned low profile crossbar and claws that has a recessed area for better oil pan clearance and a new patent pending pivot system. The operator can easily secure loads or tie down vehicles while standing on the ground, thanks to the lower height. When mounted on most air ride chassis, with the air dumped, the 12 Series LCG™ has less than an 11-degree load angle, making it ideal for loading low-clearance vehicles or equipment without using ramps or wood. Your new 12 Series LCG™ is available in 20.5' to 22' deck lengths with a capacity of 12,000 lbs. and a wide variety of options to fit your specific needs.

PRODUCT SUMMARY The World Leader in Towing and Recovery Equipment. NYSE: MLR HEAVY-DUTY Century 5130 Century 1150 ROTATOR With the call for quick clearance on congested roadways and to handle a variety of difficult recovery and lifting jobs, Century is the number one choice worldwide. As the only manufacture of recovery equipment that designs specifically for towers needs and safety, we are proud to offer the 1150, a 50 ton rotator ideal for heavy recovery with a weight saving design for your daily towing. The 5130 is Century’s best performing heavy-duty integrated unit with 128" of underlift reach. The 5130 has the ability to tow most vehicles without giving up maneuverability of a single axle or tandem axle unit. The 5130 also provides a 25-ton recovery boom and 25,000 lb winches for your recovery and lifting applications. The Century 1150 features 360° of continuous boom rotation, a 3-stage recovery boom, optional deck and turret mounted winches and a variety of underlift options. The 1150 technology is also available in the Century 1150R that features a unique patented roller system that allows the boom to travel up to 60". The low maintenance roller system has the ability to start and stop under heavy loads, even while rotating.

The Worlds Largest Manufacturer of Towing and Recovery Equipment NYSE: MLR 1 Midwest Ideas Conference August 24, 2023 Safe Harbor Statement The Worlds Largest Manufacturer of Towing and Recovery Equipment® NYSE: MLR Certain statements in this news release may be deemed to be forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “could,” “continue,” “future,” “potential,” “believe,” “project,” “plan,” “intend,” “seek,” “estimate,” “predict,” “expect,” “anticipate” and similar expressions, or the negative of such terms, or other comparable terminology and include without limitation any statements relating to the Company’s 2023 revenues or profitability. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are made based on our management’s beliefs as well as assumptions made by, and information currently available to, our management. Our actual results may differ materially from the results anticipated in these forward-looking statements due to, among other things: changes in price, delivery delays and decreased availability of component parts, chassis and raw materials, including aluminum, steel, and petroleum-related products, resulting from changes in demand and market conditions, the general inflationary environment, the war in Ukraine, and the lingering effects of the COVID-19 pandemic on supply chains; economic and market conditions, including the negative impacts on the Company’s customers, suppliers and employees from increasing inflationary pressures, economic and geopolitical uncertainties (including the war in Ukraine); our dependence upon outside suppliers for purchased component parts, chassis and raw materials, including aluminum, steel, and petroleum-related products; future impacts resulting from the war in Ukraine, which include or could include (among other effects) disruption in global commodity and other markets, increased prices for energy, supply shortages and supplier financial risk; increased labor costs and the ability to attract and retain skilled labor to manufacture our products; the potential negative impacts of higher interest rates and other actions taken by the federal government in response to economic volatility and inflationary pressures, including the impact on our customers’ and end users’ access to capital and credit to fund purchases; our ability to raise capital, including to grow our business, pursue strategic investments, and take advantage of financing or other opportunities that we believe to be in the best interests of the Company and our shareholders due to the significant additional indebtedness we incurred during 2022; the cyclical nature of our industry and changes in consumer confidence; special risks from our sales to U.S. and other governmental entities through prime contractors; changes in fuel and other transportation costs, insurance costs and weather conditions; changes in government regulations, including environmental and health and safety regulations; failure to comply with domestic and foreign anticorruption laws; competition in our industry and our ability to attract or retain customers; our ability to develop or acquire proprietary products and technology; assertions against us relating to intellectual property rights; changes in foreign currency exchange rates and interest rates; changes in the tax regimes and related government policies and regulations in the countries in which we operate; the effects of regulations relating to conflict minerals; the catastrophic loss of one of our manufacturing facilities; environmental and health and safety liabilities and requirements; loss of the services of our key executives; product warranty or product liability claims in excess of our insurance coverage; potential recalls of components or parts manufactured for us by suppliers or potential recalls of defective products; an inability to acquire insurance at commercially reasonable rates; a disruption in, or breach in security of, our information technology systems or any violation of data protection laws; and those other risks discussed in our filings with the Securities and Exchange Commission, including those risks discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, which discussion is incorporated herein by this reference. Such factors are not exclusive. We do not undertake to update any forward-looking statement that may be made from time to time by, or on behalf of, the Company. 2

Introduction to Miller Industries The Worlds Largest Manufacturer of Towing and Recovery Equipment® Overview The Worlds Largest Manufacturer of Towing and Recovery Equipment® Miller Industries, Inc., founded in 1990 by William G. Miller “Bill”, is the leading manufacturer of towing and recovery equipment in the world Our goal is to deliver long-term value to all stockholders through continued innovation, growth and profitability Six world class manufacturing sites located in three countries Manufacturing the largest portfolio of towing, recovery and transport vehicles in the world Largest North American distribution network Export to 60+ countries Significant global presence in the military recovery and transport sector Transport equipment supplier for the three largest rental companies in North America Supplier for Copart in the automotive salvage industry The industry leader in innovation 45+ Engineers that specialize in mechanical, hydraulic and electrical engineering 4

Investment Highlights The Worlds Largest Manufacturer of Towing and Recovery Equipment®  World Leader in Towing & Recovery Equipment  Strong Consistent Organic Growth  Global Presence  Industry Leader in Innovation  Best in Class Products and Distribution  Strong Customer Relationships  Attractive Financial Metrics  Experienced Management Team 5 Industry History The Worlds Largest Manufacturer of Towing and Recovery Equipment® Holmes Tow Truck (1916 Chattanooga, TN) Century M100 (100 ton Rotator) 6

Towing & Recovery Market The Worlds Largest Manufacturer of Towing and Recovery Equipment® • Multi Billion Dollar Global Market • Primary Market Segments  Commercial Towing  Government and Municipal Sales  Military • Primary Product Types  Light Duty Recovery Vehicles  Medium & Heavy Duty Recovery Vehicles  Carrier Transport Vehicles 7 Industry Drivers The Worlds Largest Manufacturer of Towing and Recovery Equipment®  Miles Driven  Aging Vehicle Fleet  General Construction  Infrastructure Construction  Natural Disasters  Global ConKict  Pent-up Demand  Commercial Chassis Allocation  Future Emission Changes  Military Recovery Vehicle Upgrades Accelerators 8

Miller Strategy The Worlds Largest Manufacturer of Towing and Recovery Equipment®  Develop a world class team from the top down, and invest in our employees education and career development to enhance the value of the Miller organization  Locate, develop and maintain five star distribution that have industry leading product sales, parts sales and after the sale service  Innovate, design, and produce the highest quality products with greater payloads and recovery capabilities than our competitors  Grow commercial market share, explore new market potential, and develop innovative products to create new opportunities  Focus on core competencies and reinvest in our infrastructure to increase capacity, capabilities and quality  Vertical integration, to control costs, reduce manufacturing disruption and quality control  Our strategy has positioned Miller Industries for continued long term success 9 Revenue Streams The Worlds Largest Manufacturer of Towing and Recovery Equipment®  North American Distribution  National Accounts  U.S. Export  European Operations  Government  Military  After Market Parts  Chassis For 2023 No Individual Customer Made up More than 10% of Revenue or Accounts Receivables 10

Manufacturing Locations The Worlds Largest Manufacturer of Towing and Recovery Equipment® Ooltewah, TN Greeneville, TN Hermitage, PA Lorraine, France Thetford, England Athens, TN Global Footprint: 1,154,000 sqft 11 The Worlds Largest Manufacturer of Towing and Recovery Equipment® North American Distribution History  1990 - Century, Holmes & Challenger  450+ North American Distributors  Streamlined to 125 Distributors by 1994 12

The Worlds Largest Manufacturer of Towing and Recovery Equipment® North American Distribution • 53 Distributor Principals  74 Distributor Locations  300+ Retail Sales Personnel • Commercial Towing Operators  Entrepreneurs  Average Fleet Size 10-15 Trucks  Vehicle Life Cycle  Warranty O-ering / Cost of Ownership  Depreciation 13 • 50+ Foreign Distributors • Direct Sales to Foreign Governments and Militaries • Export to 60+ Countries The Worlds Largest Manufacturer of Towing and Recovery Equipment® Foreign Market Distribution 14

“We have the best people, the best products, and the best distribution network in the Towing & Recovery Industry.” -Bill Miller Year - 1990 The Worlds Largest Manufacturer of Towing and Recovery Equipment® 15 Investment in Manufacturing The Worlds Largest Manufacturer of Towing and Recovery Equipment® Century Wrecker 1990 Miller Industries Headquarters Present Day 16

The Worlds Largest Manufacturer of Towing and Recovery Equipment® Miller Industries Carrier Plant 1990 Carrier Plant Present Day Investment in Manufacturing 17 Investment in Human Capital The Worlds Largest Manufacturer of Towing and Recovery Equipment® Welders are supplied with air purifying respirators Employee Health & Safety Employee Engagement Employee Development Safety Systems First Responders have been Provided with CPR/AED Training Annual Relevant Safety Training for all Employees Bi-Monthly Town Hall Meetings with Employees Increased Team Leader to Employee Ratio to Improve on-the-job Training & Quality Six-week Team Leader Bootcamp Training Program Employee Family Scholarship Fund Made Cost-of-Living Adjustments for All Employees Front-Line Leadership Academy Weld Academy Provide External Training on an as-needed-bases Working with Local Universities Tuition Rembursment Program 18

Highly Experienced Management Team The Worlds Largest Manufacturer of Towing and Recovery Equipment® Name William G. Miller “Bill” Founder and Chairman of the Board William G. Miller II “Will” President and CEO Jerey I. Badgley President of International and Military Deborah L. Whitmire Executive Vice President, Chief Financial Ocer and Treasurer Frank Madonia Executive Vice President, Secretary and General Counsel Josias W. Reyneke Vice President and Chief Information Ocer Jamison Linden Vice President and Chief Manufacturing Ocer Vince Tiano Vice President and Chief Revenue Ocer Exp. Name Exp. 30+ years 20+ years 30+ years 25+ years 25+ years 25+ years 30+ years 20+ years 19 $70.3m 108.7% 314.5% $24.1m Hist. Gross Margin Hist. Net Income Hist. EPS $582.5m $2.10 39.7% Hist. Revenue 2020 $651.3m 2019 $818.2m 313.7% 2020 $78.4m 2019 $96.5m 2020 $29.8m 2019 $39.1m 2020 $1.42 2019 $3.43 2021 $717.5m 2021 $69.9m 2021 $16.3m 2021 12.1% 4.1% Financial Overview - 6 Months ‘23 2022 $848.5m 2022 $82.4m 2022 $20.3m 2022 $1.78 $2.62 20

The Worlds Largest Manufacturer of Towing and Recovery Equipment® $0 $250,000 $500,000 $750,000 $1,000,000 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Historical & Projected 2023 Revenue 21 $0 $250,000 $500,000 $750,000 $1,000,000 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 The Worlds Largest Manufacturer of Towing and Recovery Equipment® CAGR CAGR: 12.9% 22

Q1 2023 Peer Group Analysis 23 -$0.50 -$0.25 $0.00 $0.25 $0.50 $0.75 $1.00 MLR ASTE PKOH CVGI BLBD EPAC SHYF MPAA CIR FSTR NNBR SRI PLOW Q1 ‘23 MLR $0.99 ASTE $0.66 PKOH $0.60 CVGI $0.26 BLBD $0.22 EPAC $0.12 SHYF $0.10 MPAA $0.07 CIR $0.02 FSTR -$0.16 NNBR -$0.22 SRI -$0.27 PLOW -$0.29 Q1 2023 24 Shareholder Return (EPS+Dividends)

Q1 ‘23 BLBD 76.6% MLR 34.1% CIR 32.0% FSTR 17.7% CVGI 6.3% EPAC 0.8% ASTE 0.4% PKOH -5.1% PLOW -11.3% SHYF -14.0% SRI -15.0% NNBR -26.0% MPAA -36.4% -40% -20% 0% 20% 40% 60% 80% BLBD MLR CIR FSTR CVGI EPAC ASTE PKOH PLOW SHYF SRI MMBR MPAA Q1 2023 25 TSR (Total Shareholder Return) $0.00 $0.08 $0.15 $0.23 $0.30 PLOW MLR ASTE PKOH NNBR SHYF EPAC FSTR CIR BLBD CVGI MPAA SRI Q1 ‘23 PLOW $0.295 MLR $0.18 ASTE $0.13 PKOH $0.125 NNBR $0.07 SHYF $0.05 EPAC $0.04 FSTR $0.04 CIR $0.038 BLBD $0.00 CVGI $0.00 MPAA $0.00 SRI $0.00 Q1 2023 26 Quarterly Dividend

-$0.68 -$0.45 -$0.23 $0.00 $0.23 $0.45 $0.68 $0.90 MLR ASTE PKOH CVGI BLBD EPAC MPAA SHYF CIR FSTR SRI NNBR PLOW Q1 ‘23 MLR $0.81 ASTE $0.53 PKOH $0.47 CVGI $0.26 BLBD $0.22 EPAC $0.08 MPAA $0.07 SHYF $0.05 CIR -$0.02 FSTR -$0.20 SRI -$0.27 NNBR -$0.29 PLOW -$0.58 Q1 2023 27 EPS Select Market Information The Worlds Largest Manufacturer of Towing and Recovery Equipment® As of June 30, 2023 Ticker Exchange Stock Price Market Capitalization Revenue Book Value Debt to Total Capitalization Ratio Full-time Employees MLR New York Stock Exchange $35.47 per share $405.9 million $582.5 million $27.58 per share 16.0% 1,594 28

Investment Highlights The Worlds Largest Manufacturer of Towing and Recovery Equipment® 29  World Leader in Towing & Recovery Equipment  Strong Consistent Organic Growth  Global Presence  Industry Leader in Innovation  Best in Class Products and Distribution  Strong Customer Relationships  Attractive Financial Metrics  Experienced Management Team The Worlds Largest Manufacturer of Towing and Recovery Equipment NYSE: MLR Thank You 30

8503 Hilltop Drive, Ooltewah, TN 37363 Telephone 423.238.4171 CONTACT: Miller Industries, Inc. Debbie Whitmire, Chief Financial Officer (423) 238-8464 Frank Madonia, General Counsel (423) 238-8414 FTI Consulting, Inc. Mike Gaudreau millerind@fticonsulting.com MILLER INDUSTRIES REPORTS 2023 SECOND QUARTER RESULTS CHATTANOOGA, Tenn., August 9, 2023/PRNewswire/ -- Miller Industries, Inc. (NYSE: MLR) (the "Company") today announced financial results for the second quarter ended June 30, 2023. For the second quarter of 2023, net sales were $300.3 million, an increase of 49.0%, compared to $201.5 million for the second quarter of 2022. Net income in the second quarter of 2023 was $14.9 million, or $1.29 per diluted share, compared to net income of $3.8 million, or $0.33 per diluted share, in the prior year period, for increases of 297.0% and 290.9%, respectively. Gross profit for the second quarter of 2023 was $39.9 million, or 13.3% of net sales, compared to $18.4 million, or 9.1% of net sales, for the second quarter of 2022. Selling, general and administrative expenses were $19.5 million, or 6.5% of net sales, compared to $12.7 million, or 6.3% of net sales, in the prior year period. The year over year increase was primarily due to updates to the Company’s executive compensation structure, as well as non-recurring legal and professional fees. The Company also announced that its Board of Directors has declared a quarterly cash dividend of $0.18 per share, payable September 11, 2023, to shareholders of record at the close of business on September 1, 2023, the fifty-first consecutive quarter that the Company has paid a dividend. “I am pleased with our strong second quarter results, which demonstrates the robust, profitable growth that our business is capable of,” said William G. Miller, II, Chief Executive Officer of the Company. “Our topline strength reflects improved delivery of finished goods, as our team and our distributors have adapted to the current supply chain environment. Market demand for our products remains resilient and we are pleased to share that even in spite of our significant improvements in product delivery, our backlog remains at near record levels, with no significant customer cancellations to date this year.” – MORE –

MILLER INDUSTRIES REPORTS 2023 SECOND QUARTER RESULTS PAGE 2 Mr. Miller continued, “In May we also closed on the acquisition of Southern Hydraulic Cylinder Inc., a custom hydraulic cylinder manufacturer in Athens, Tennessee. This acquisition bolsters our efforts to enhance the stability of our supply chain through vertical integration. It has already opened up new opportunities to deliver finished goods more quickly to customers, while simultaneously reducing levels of finished goods in inventory and enabling efficient management of our working capital. As we move forward, we will continue to strategically deploy capital and optimize our operations, however, our top priority is reducing our debt balance.” “Based on our second quarter results, it is evident that the strategic improvements we have made in our business over the last few quarters are bearing fruit. We are realizing the benefits from the price adjustments implemented last year to mirror our changing costs, the steps we have taken to improve our supply chain, and the efforts we have made to improve production efficiency. All of this gives us assurance in our long-term potential. Based on our solid performance in the first half of 2023, we are comfortable in our ability to achieve the financial targets we set earlier this year – generating over $1 billion of revenue, with significant improvements in year-over-year profitability,” concluded Mr. Miller. The Company will host a conference call, which will be simultaneously broadcast live over the Internet. The call is scheduled for tomorrow, August 10, 2023, at 10:00 AM ET. Listeners can access the conference call live and archived over the Internet through the following link: https://app.webinar.net/vpoelY2XVqj Please allow 15 minutes prior to the call to visit the site, download, and install any necessary audio software. A replay of this call will be available approximately one hour after the live call ends through August 17, 2023. The replay number is 1-844- 512-2921, Passcode 13739970. About Miller Industries Miller Industries is The World's Largest Manufacturer of Towing and Recovery Equipment®, and markets its towing and recovery equipment under a number of well-recognized brands, including Century®, Vulcan®, Chevron™, Holmes®, Challenger®, Champion®, Jige™, Boniface™, Titan® and Eagle®. - MORE –

MILLER INDUSTRIES REPORTS 2023 SECOND QUARTER RESULTS PAGE 3 Certain statements in this news release may be deemed to be forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “could,” “continue,” “future,” “potential,” “believe,” “project,” “plan,” “intend,” “seek,” “estimate,” “predict,” “expect,” “anticipate” and similar expressions, or the negative of such terms, or other comparable terminology and include without limitation any statements relating to the Company’s 2023 revenues or margins. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are made based on our management’s beliefs as well as assumptions made by, and information currently available to, our management. Our actual results may differ materially from the results anticipated in these forward-looking statements due to, among other things: changes in price, delivery delays and decreased availability of component parts, chassis and raw materials, including aluminum, steel, and petroleum-related products, resulting from changes in demand and market conditions, the general inflationary environment, the war in Ukraine, and the lingering effects of the COVID-19 pandemic on supply chains; economic and market conditions, including the negative impacts on the Company’s customers, suppliers and employees from increasing inflationary pressures, economic and geopolitical uncertainties (including the war in Ukraine); our dependence upon outside suppliers for purchased component parts, chassis and raw materials, including aluminum, steel, and petroleum-related products; future impacts resulting from the war in Ukraine, which include or could include (among other effects) disruption in global commodity and other markets, increased prices for energy, supply shortages and supplier financial risk; increased labor costs and the ability to attract and retain skilled labor to manufacture our products; the potential negative impacts of higher interest rates and other actions taken by the federal government in response to economic volatility and inflationary pressures, including the impact on our customers’ and end users’ access to capital and credit to fund purchases; our ability to raise capital, including to grow our business, pursue strategic investments, and take advantage of financing or other opportunities that we believe to be in the best interests of the Company and our shareholders due to the significant additional indebtedness we incurred during 2022; the cyclical nature of our industry and changes in consumer confidence; special risks from our sales to U.S. and other governmental entities through prime contractors; changes in fuel and other transportation costs, insurance costs and weather conditions; changes in government regulations, including environmental and health and safety regulations; failure to comply with domestic and foreign anti-corruption laws; competition in our industry and our ability to attract or retain customers; our ability to develop or acquire proprietary products and technology; assertions against us relating to intellectual property rights; changes in foreign currency exchange rates and interest rates; changes in the tax regimes and related government policies and regulations in the countries in which we operate; the effects of regulations relating to conflict minerals; the catastrophic loss of one of our manufacturing facilities; environmental and health and safety liabilities and requirements; loss of the services of our key executives; product warranty or product liability claims in excess of our insurance coverage; potential recalls of components or parts manufactured for us by suppliers or potential recalls of defective products; an inability to acquire insurance at commercially reasonable rates; a disruption in, or breach in security of, our information technology systems or any violation of data protection laws; and those other risks referenced herein, and those risks discussed in our filings with the Securities and Exchange Commission, including those risks discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, which discussion is incorporated herein by this reference. Such factors are not exclusive. We do not undertake to update any forward-looking statement that may be made from time to time by, or on behalf of, the Company. - MORE -

MILLER INDUSTRIES, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF INCOME (In thousands, except per share data) (Unaudited) Three Months Ended Six Months Ended June 30 June 30 2023 2022 2023 2022 NET SALES $ 300,264 $ 201,500 $ 582,539 $ 417,045 COSTS OF OPERATIONS 260,335 183,126 512,194 383,331 GROSS PROFIT 39,929 18,374 70,345 33,714 OPERATING EXPENSES: Selling, general and administrative expenses 19,480 12,651 37,403 25,037 NON-OPERATING (INCOME) EXPENSES: Interest expense, net 1,700 628 2,713 1,046 Other (income) expense, net (229) 275 (548) 327 Total expense, net 20,951 13,554 39,568 26,410 INCOME BEFORE INCOME TAXES 18,978 4,820 30,777 7,304 INCOME TAX PROVISION 4,063 1,063 6,642 1,482 NET INCOME $ 14,915 $ 3,757 $ 24,135 $ 5,822 BASIC INCOME PER COMMON SHARE $ 1.30 $ 0.33 $ 2.11 $ 0.51 DILUTED INCOME PER COMMON SHARE $ 1.29 $ 0.33 $ 2.10 $ 0.51 CASH DIVIDENDS DECLARED PER COMMON SHARE $ 0.18 $ 0.18 $ 0.36 $ 0.36 WEIGHTED AVERAGE SHARES OUTSTANDING: Basic 11,466 11,417 11,425 11,417 Diluted 11,526 11,417 11,477 11,421 - MORE -

MILLER INDUSTRIES, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands, except share data) June 30, 2023 December 31, (Unaudited) 2022 ASSETS CURRENT ASSETS: Cash and temporary investments $ 30,502 $ 40,153 Accounts receivable, net of allowance for credit losses of $1,412 and $1,319 at June 30, 2023 and December 31, 2022, respectively 264542 177,663 Inventories, net 167458 153,656 Prepaid expenses 6,393 4,576 Total current assets 468,895 376,048 NONCURRENT ASSETS: Property, plant and equipment, net 116,055 112,145 Right-of-use assets - operating leases 770 909 Goodwill 20,594 11,619 Other assets 681 708 TOTAL ASSETS $ 606,995 $ 501,429 LIABILITIES AND SHAREHOLDERS’ EQUITY CURRENT LIABILITIES: Accounts payable $ 188,869 $ 125,500 Accrued liabilities 34,537 27,904 Income taxes payable 882 2,430 Current portion of operating lease obligation 311 311 Total current liabilities 224599 156,145 NONCURRENT LIABILITIES: Long-term obligations 60,000 45,000 Noncurrent portion of operating lease obligation 496 597 Deferred income tax liabilities 6,182 6,230 Total liabilities 291,277 207,972 COMMITMENTS AND CONTINGENCIES (Note 7) SHAREHOLDERS’ EQUITY: Preferred stock, $0.01 par value; 5,000,000 shares authorized, none issued or outstanding — — Common stock, $0.01 par value; 100,000,000 shares authorized, 11,445,640 and 11,416,716 outstanding at June 30, 2023 and December 31, 2022, respectively 114 114 Additional paid-in capital 152,746 152,392 Accumulated surplus 170,141 150,124 Accumulated other comprehensive loss (7,283) (9,173) Total shareholders’ equity 315,718 293,457 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 606,995 $ 501,429

NYSE: MLR